CORPORATE OVERVIEW: REINVENTING THERAPEUTIC ANTIBODIES FOR THE TREATMENT OF CANCER January 2018 © 2018 CytomX Therapeutics, Inc. Exhibit 99.1

Forward Looking Statements Special Note Regarding Forward-Looking Statements This presentation may contain projections and other forward-looking statements regarding future events. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, preclinical and clinical pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of preclinical studies and clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; expectations of expanding on-going clinical trials; availability and timing of data from clinical trials; the unpredictability of the duration and results of regulatory review; market acceptance for approved products and innovative therapeutic treatments; competition; the potential not to receive partnership milestone, profit sharing or royalty payments; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning us and such risks and uncertainties is available on our website and in our press releases and in our public filings with the U.S. Securities and Exchange Commission. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. This presentation concerns products that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

Leveraging Our Innovative Probody Platform to Build a Pipeline of Differentiated Cancer Therapies

Milestones Anticipated in 2018	• Five programs in the clinic by year end • Furthest advanced programs remain wholly owned - CX-072 (anti-PD-L1): Initial clinical data mid-year - CX-2009 (anti-CD166): Initial clinical data 2H'18 • Strong partnered programs progressing well - BMS-986249 (anti-CTLA-4): Phase 1 initiated - CX-2029 (anti-CD71 in co-development with AbbVie): IND filing 1H'18
Innovative Probody™ Platform	• Designed to enhance tumor targeting and create/widen therapeutic window • Potential best-in-class immunotherapies against clinically-validated targets • Potential first-in-class therapeutics against novel, difficult-to-drug targets • Preclinical proof of concept achieved across ~15 targets in multiple modalities
Validating Partnerships	• Partnerships with leading oncology players such as AbbVie, Amgen, BMS • ~$400 million in upfront and milestone payments received to date • Retained co-development rights and profit splits on certain products
Well-Funded	• 2017 ending cash expected to be $355-365 million; funding into 2020

PROBODY is a trademark of CytomX Therapeutics, Inc. All other brands and trademarks referenced herein are the property of their respective owners.

CytomX Therapeutics

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Strong Execution Throughout 2017

CX-072 (PD-L1)

PROCLAIM-CX-072

- ✓ Completed monotherapy dose escalation enrollment (Part A1)
- ✓ All combinations arms recruiting
- ✓ First monotherapy cohort expansion recruiting

CX-2009 (CD166)

PROCLAIM-CX-2009

- ✓ Monotherapy dose escalation recruiting

CX-2029 (CD71)

- ✓ Completed GLP toxicology studies
- ✓ $15M milestone received from AbbVie
- ✓ IND on track for 1H'18

CX-188 (PD-1)

- ✓ IND enabling studies initiated for 2H'18 filing

BMS-986249 (CTLA-4)

- ✓ Phase 1/2 recruiting
- ✓ Earned $10M milestone from BMS upon IND clearance

Partnerships

- ✓ BMS alliance expansion: $200M upfront
- ✓ Amgen co-development deal for T cell engaging Probody bispecifics: $40M cash, $20M equity purchase

CytomX Therapeutics
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Deep and Differentiated Probody Pipeline with Initial Data Read Outs Anticipated in 2018

PRODUCT CANDIDATE	LEAD OPTIMIZATION	IND-ENABLING	PHASE 1/2	PARTNER
CX-072	PD-L1			
CX-2009	CD166 PDC			
BMS-986249	CTLA-4			Bristol-Myers Squibb
CX-2029	CD71 PDC		IND Anticipated in 1H'18	abbvie
CX-188	PD-1		IND Anticipated in 2H'18	
T Cell Bispecific	EGFR-CD3			AMGEN
Additional PDCs, IO, TCBs				

Immunotherapies | Probody Drug Conjugates | T Cell Engaging Bispecifics | Multiple Programs

CytomX Therapeutics 5

Probody Therapeutics are Designed to be Activated in the Tumor Microenvironment ANTI-CANCER ANTIBODY LINKER MASKING PEPTIDE PROTEASES

Presence of Target & Protease Activity 2018 Clinical Goal: Preliminary Proof of Concept Target Engagement by Probody Cleavage of Probody in Tumors Antibody Protease Substrate Linker Mask Initial assessment to include: Probody PK, stability of mask in circulation Probody activation in tumor tissue Initial safety profile and anti-tumor activity as monotherapy and in combination Downstream biomarkers of activity Activation of Downstream Signaling Initial Safety Profile Preliminary Anti-tumor Activity

IMMUNO-ONCOLOGY PROGRAMS CX-072 (PD-L1) BMS-986249 (CTLA-4)

Full Potential for Combination Immunotherapy is Limited by Immune-Related Toxicities DERMATITIS PNEUMONITIS HEPATITIS THROMBOEMBOLIC OCULAR TOXICITY HYPOPHYSITIS THYROIDITIS COLITIS, DIARRHEA NEUROPATHY * Melanoma Nivolumab Mono Ipilimumab Mono Nivo + Ipi Combo ORR 44% 19% 58% Grade 3 and 4 AEs* 16% 27% 55% Discontinued Drug 8% 15% 36% Decreased Therapeutic Window with PD-(L)1/CTLA-4 Combination Synergistic toxicity limits combo dosing More than 1/3 of patients unable to tolerate drug Melanoma Vemurafenib Mono Atezo + Vem Combo ORR (CR) 48% (1%) 67% (33%) Grade 3 and 4 AEs* 38% 67% Discontinued Drug NR** 100% Absence of Therapeutic Window with PD-(L)1/BRAF Combination Compelling efficacy observed with PD-(L)1/BRAF combo 100% of patients unable to tolerate combination *Treatment-related **Not reported 1. Larkin et al., NEJM, July 2015. 2. Chapman et, al. NEJM, 2011. 3. Hamid, Society for Melanoma Research 2015

CX-072 as a Potential Centerpiece of Combination Cancer Therapy CX-072 PD-L1 PROBODY THERAPEUTIC Checkpoint Inhibitors E.g. Yervoy® Probody Tx PDCs Pb-TCBs Other Cancer Immuno- therapies Kinase Inhibitors E.g. Zelboraf® ADCs Validated target Well-established efficacy & safety for class

PROCLAIM-072: Phase 1/2 CX-072 Assessment as Monotherapy and in Combination Initial Clinical Data Expected Mid-2018 Inclusion: Unselected cancer types Dose: 0.3 – 30 mg/kg + IPI (3 and 10 mg/kg) A1: DOSE ESCALATION Inclusion: PD naïve, unselected cancer types Dose: 0.03 – 30 mg/kg A2: MANDATORY BIOPSY D: EXPANSION COHORT Inclusion: Selected for PD-L1 positivity Dose: 0.3 – 10 mg/kg Inclusion: PD sensitive cancer Dose: TBA B: IPILIMUMAB COMBO C: VEMURAFENIB COMBO Inclusion: V600E BRAF mutated melanoma, PD-naïve Dose: 1 – 30 mg/kg + 960 mg VEM 2017 2018 Enrollment completed Enrollment ongoing

Non-binding Control Antibody Parent PD-L1 Antibody CX-072 PD-L1 Probody Tx Tumor CX-072 Preclinical Proof of Concept TUMOR GROWTH SAFETY Induction of Autoimmunity Prevents Binding in Periphery Autoimmunity Reduced Similar Efficacy Localizes to Tumor Tx Tx

Phase 1/2 Study of BMS-986249 (anti-CTLA-4 Probody Therapeutic)

CTLA-4 Probody Tx Demonstrates Similar Efficacy with Improved Safety in Preclinical Studies Control 0/10 Tumor Free Ipilimumab 7/10 Tumor Free Ipilimumab Pb Tx 6/10 Tumor Free Similar Anti-Tumor Efficacy Less Peripheral T-Cell Activation Percentage of Ki-67+ CD4+ T-cells Vehicle Anti-CTLA-4 (ipilimumab) Pretest Day 8 Day 15 0 5 10 15 20 25 30 35 40 45 50 Anti-CTLA-4-Probody-Tx Wider Safety Margin HNSTD* in cynos 10 mg/kg ipilimumab 50 mg/kg ipilimumab Pb Tx In addition, ongoing collaboration on non-fucosylated version of CTLA-4 Probody Therapeutic * Highest non-severely toxic dose

PROBODY DRUG CONJUGATE PROGRAMS CX-2009 (ANTI-CD166) CX-2029 (ANTI-CD71)

Probody Technology Enables Selection of Better Antibody Drug Conjugate Targets PDC Targets May Have More Attractive Attributes: CD166 CD71 Her2 CD30 Mesothelin Folate Receptor CD166 PDC Targets ADC Targets ADC Targets are Limited Based on Healthy Tissue Expression: More patients More indications Source: Human Protein Atlas CD166 Higher Expression Uniform Expression Her2

2017 2018 PROCLAIM-CX-2009: Anti-CD166 PDC Phase 1/2 Clinical Trial Design Breast cancer Castration-resistant prostate cancer Cholangiocarcinoma Endometrial cancer Head and neck cancer Non-small cell lung cancer Ovarian cancer Lung cancer Breast cancer Ovarian cancer Seven CD166+ tumor types in monotherapy dose escalation arm: Initial Clinical Data Expected 2H 2018 A: DOSE ESCALATION Inclusion: 7 cancer types Dose: CX-2009 (0.25-6 mg/kg) A2: BIOPSY REQUIRED B: COHORT EXPANSION(S) Inclusion: CD166+++ Dose: TBA Inclusion: One or more of 7 cancer types Dose: TBA Enrollment ongoing Enrollment initiation in 2018

CX-2009: A Probody Drug Conjugate Targeting CD166 Preclinical Proof of Concept CX2009 CD166 Antibody DM4 Payload V1 V2 C1 C2 C3 Cancer Cell Substrate Linker Mask Protease GLP Toxicity Study Results: Dosed up to 15 mg/kg in cynos Observed toxicity consistent with typical DM4 payload toxicity

CD71 is a High Potential Target for a Probody Drug Conjugate Ubiquitously expressed on dividing, normal and malignant cells Mediates iron uptake required for cell division A professional internalizing protein: often used as a positive control in ADC experiments Expression in normal dividing cells prohibits development of a traditional ADC J. Cancer Ther. (2012)

Probody Platform Has the Potential to Enable CD71 as a Drug Conjugate Target Partnered with AbbVie: Co-development rights and profit split IND anticipated in 1H 2018 PDC regresses tumors after a single dose PDC has efficacy across almost all preclinical models Models tested 42 Regression or stasis 30 (71%) Growth inhibition 10 (24%) No response 2 (5%) PDC opens therapeutic window where none previously existed

SUMMARY

Deep and Differentiated Probody Pipeline with Initial Data Read Outs Anticipated in 2018

PRODUCT CANDIDATE	LEAD OPTIMIZATION	IND-ENABLING	PHASE 1/2	PARTNER
CX-072	PD-L1			
CX-2009	CD166 PDC			
BMS-986249	CTLA-4			Bristol-Myers Squibb
CX-2029	CD71 PDC		IND Anticipated in 1H'18	abbvie
CX-188	PD-1		IND Anticipated in 2H'18	
T Cell Bispecific	EGFR-CD3			AMGEN
Additional PDCs, IO, TCBs				

Immunotherapies | Probody Drug Conjugates | T Cell Engaging Bispecifics | Multiple Programs

CYTOMX THERAPEUTICS
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Alliances Have Brought Significant Capital into CytomX and Broadened Our Pipeline of Probody Therapeutics 10 oncology, 2 non-oncology targets CTLA-4 Probody Tx in Ph. 1 $287 million earned to date $4.8 billion in potential milestones, tiered royalties up to low-double digits EGFR-TCB + 3 additional targets Co-development, profit split on EGFR-TCB $1.4B aggregated in potential development, regulatory & commercial milestones $60M earned to date CytomX receives rights to one Amgen preclinical TCB CD71 (CX-2029) + 2 additional targets Co-development, co-commercialization, and profit split on CX-2029 IND on CX-2029 expected in 1H 2018 $45 million earned to date Up to $1B in potential milestones ~$400 million to date from pharma partnering Greater than $7 billion in potential milestones Two partnered assets in the clinic in 2018

Five Programs Anticipated in the Clinic by End of 2018 Well-Funded Validating Pharma Partners Well-Funded Milestones Expected in 2018 Strong cash position to advance pipeline Funding into 2020 CX-072 initial clinical readout mid-year (wholly owned) CX-2009 initial clinical readout in 2H’18 (wholly owned) CX-2029 and CX-188 clinical initiation Broad Probody Therapeutic Pipeline Poised for Proof of Concept and Value Creation